Dreyfus Asset Allocation Fund, Inc.

                      Supplement dated January 28, 1999
                                   to the
                     Prospectus dated September 1, 1998


     The following replaces the second paragraph of the section of the Fund's prospectus entitled: "Management of the Fund - Investment Adviser."

     The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a management agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law. On January 28, 1999, Mr. Steven A. Falci was appointed the Fund's primary portfolio manager. Mr. Falci has been employed by The Dreyfus Corporation since February 1996 and, since April 1994, by Mellon Equity Associates ("MEA"), an affiliate of The Dreyfus Corporation. For more than five years prior to joining MEA, he was the Managing Director of Pension Investments at NYNEX Corporation where he oversaw the internally-managed assets of the NYNEX Pension Fund and NYNEX Foundation. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


                        Dreyfus Asset Allocation Fund, Inc.

                      Supplement dated January 28, 1999
                                   to the
                     Statement of Additional Information
                           dated September 1, 1998


      The following replaces the third sentence of the third full paragraph of the section of the Fund's Statement of Additional Information entitled:
"Management Agreement."

     As of January 28, 1999, the Fund's portfolio managers are Messrs. Steven A. Falci, Timothy Ghrisky, Michael Hoeh and Gerald Thunelius.